UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2020

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54318	98-0573252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 General Atomics Court, Suite 100

San Diego, California 92121

24 North Main Street

Pennington, NJ 08534-2218

(Address of Principal Executive Offices)

(855) 662-6732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 21, 2020, the Board of Directors (the “Board”) of OncoSec Medical Incorporated (the “Company”) approved the appointment of Ms. Kellie Malloy Foerter as the Company’s Chief Operating Officer, effective July 27, 2020. In connection with her appointment as Chief Operating Officer, Ms. Malloy Foerter will be continuing in her role as the Company’s Chief Clinical Development Officer, a position she has been serving in since October 2018.

Ms. Malloy Foerter, age 51, brings nearly thirty years of experience in clinical research with Syneos Health, inVentiv Health (previously PharmaNet), and Covance. Prior to joining the Company, Ms. Malloy Foerter served as Executive Vice President and General Manager, Clinical Solutions at Syneos Health. As a member of the Syneos Health Clinical executive leadership team, Ms. Malloy Foerter was responsible for the development and growth of multiple portfolios across therapeutic areas which included a strong focus on oncology and hematology trials, for the world’s leading biopharmaceutical companies. Earlier, Ms. Malloy Foerter spent 20 years at inVentiv Health (previously PharmaNet) where she held multiple positions of increasing responsibility, most recently serving as Senior Vice President, Clinical Research. Prior to inVentiv, she served as Senior Project Associate, Clinical Research Associate and Clinical Studies Assistant at Covance. Ms. Malloy Foerter holds a Bachelor of Science degree from Saint Joseph’s University.

In connection with the appointment of Ms. Malloy Foerter as the Company’s Chief Operating Officer, the Company awarded her 30,000 options to purchase the Company’s common stock. A total of 7,500 of the options vested on July 21, 2020, and the remaining 22,500 options will vest in equal quarterly installments over the 24 months following the date of grant.

No family relationships exist between Ms. Malloy Foerter and any of the Company’s directors or other executive officers. There are no arrangements between Ms. Malloy Foerter and any other person pursuant to which Ms. Malloy Foerter was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Ms. Malloy Foerter has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED
(Registrant)

Date: July 27, 2020	By:	/s/ Daniel J. O’Connor
	Name:	Daniel J. O’Connor
	Title:	Chief Executive Officer and President